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                                                                     EXHIBIT 5.1

                        CONSENT OF INDEPENDENT AUDITORS

To the Sponsor, Trustee and Unit Holders of

 Tax Exempt Securities Trust, National Trust 214, California Trust 146 and New York Trust 150:

  We consent to the use of our report dated December 6, 1995 included herein and to the reference to our firm under the heading "Auditors" in the Prospectus.

                                             KPMG PEAT MARWICK LLP

New York, New York

December 6, 1995